UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 18, 2005

                           China Health Holding, Inc.
             (Exact name of registrant as specified in its charter)




         Nevada                      98-0432681                 333-119034
--------------------------------------------------------------------------------
(State or other jurisdiction    (IRS Employer          (Commission File Number)
  of incorporation)              Identification No.)


   Suite 600 - 666 Burrard Street, Park Place, Vancouver, BC, Canada V6C 2X8
   -------------------------------------------------------------------------
              (Address of principal executive offices and Zip Code)

                             Julianna Lu, BSc. MSc.
                             Chief Executive Officer
                   Suite 600 - 666 Burrard Street, Park Place
                   Vancouver, British Columbia, Canada V6C 2X8

       Registrant's telephone number, including area code: (604) 608-6788

                                   Copies to:
                            Richard A. Friedman, Esq.
                              David Schubauer, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

     On May 18, 2005, China Health Holding, Inc. launched its website. The website may be viewed at www.chinahealthholding.com.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           China Health Holding, Inc.


Date: May 18, 2005                     /s/ Julianna Lu
                                           -----------
                                           Julianna Lu
                                           Chief Operation Officer /PRESIDENT
                                           Chief Financial Officer/DIRECTOR